Segment information	12 Months Ended
Dec. 31, 2012
Segment information
Segment information

17. Segment information

The Group has only one reportable segment, which is the sales, product distribution and offering of goods on its online platforms. The Group’s chief operating decision-maker (“CODM”) has been identified as the Chief Executive Officer, who reviews operating results to make decisions about allocating resources and assessing performance for the entire Group. The Group’s net revenues are all generated from customers in the PRC. Hence, the Group operates and manages its business without segments. All the property, plant and equipment of the Group are located at the PRC.

Product revenues: relate to sales of apparel, shoes and bags and other products.

Other revenues: relate to revenues generated from product promotion activities provided to certain brands of the Group, including advanced and prominent placement of vendors’ products on the Group’s website and technical consultations services related to on-line advertising.

Revenues from different product groups and services are as follow:

	As of December 31,
	2011	2012
	$	$
Product revenues
Apparel	92,954,694	296,463,332
Shoes and bags	31,673,858	84,801,417
Cosmetics	27,261,876	75,221,908
Sportswear and sporting goods	26,652,998	70,721,110
Home goods and other lifestyle products	17,893,172	68,810,873
Other goods	29,855,125	94,038,609
	226,291,723	690,057,249
Other revenues	851,153	2,055,715
Total net revenues	227,142,876	692,112,964